UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 15, 2011

AQUILEX HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-166853	02-0795750
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 Peachtree Rd, N.E. Suite 2100, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 869-6677

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 15, 2011, Aquilex Holdings LLC reported the company’s financial results for the three and six months ended June 30, 2011, and for the comparable periods in 2010. A copy of the press release announcing these financial results is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

The information furnished pursuant to this Item 2.02, including the Exhibit included herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under such Act or the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibit – The following exhibits are furnished as a part of this report:

Exhibit Number	Exhibit Description
99.1	Press Release dated August 15, 2011 reporting the company’s financial results for the three and six months ended June 30, 2011, and for the comparable periods in 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aquilex Holdings LLC

By:	/s/ Jay W. Ferguson
Name:	Jay W. Ferguson
Title:	Senior Vice President and Chief Financial Officer

Date: August 16, 2011